2017 Equity Investor Presentation First Quarter

FARMER MAC Forward-Looking Statements In addition to historical information, this presentation includes forward- looking statements that reflect management’s current expectations for Farmer Mac’s future financial results, business prospects, and business developments. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements. Management’s expectations for Farmer Mac’s future necessarily involve a number of assumptions and estimates and the evaluation of risks and uncertainties. Various factors or events, both known and unknown, could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward-looking statements. Some of these factors are identified and discussed in Farmer Mac’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 9, 2017 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, filed with the SEC on May 10, 2017, which are also available on Farmer Mac’s website (www.farmermac.com). In light of these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this presentation. Any forward-looking statements made in this presentation are current only as of March 31, 2017, except as otherwise indicated. Farmer Mac undertakes no obligation to release publicly the results of revisions to any such forward-looking statements that may be made to reflect new information or any future events or circumstances, except as otherwise mandated by the SEC. The information contained in this presentation is not necessarily indicative of future results. NO OFFER OR SOLICITATION OF SECURITIES This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2017 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac. EQUITY INVESTOR PRESENTATION 02

FARMER MAC Use of Non-GAAP Financial Measures This presentation is for general informational purposes only, is current only as of March 31, 2017, and should be read in conjunction with Farmer Mac’s Quarterly Report on Form 10-Q filed with the SEC on May 10, 2017. In the accompanying analysis of its financial information, Farmer Mac uses the following non-GAAP financial measures: core earnings, core earnings per share, and net effective spread. Farmer Mac uses these non-GAAP measures to measure corporate economic performance and develop financial plans because, in management's view, they are useful alternative measures in understanding Farmer Mac's economic performance, transaction economics, and business trends. These non-GAAP financial measures that Farmer Mac uses may not be comparable to similarly labeled non- GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of these non-GAAP financial measures is intended to be supplemental in nature, and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP. Core earnings and core earnings per share principally differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding the effects of fair value fluctuations. These fluctuations are not expected to have a cumulative net impact on Farmer Mac's financial condition or results of operations reported in accordance with GAAP if the related financial instruments are held to maturity, as is expected. Core earnings and core earnings per share also differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business. Farmer Mac uses net effective spread to measure the net spread Farmer Mac earns between its interest-earning assets and the related net funding costs of these assets. Net effective spread differs from net interest income and net interest yield because it excludes: (1) the amortization of premiums and discounts on assets consolidated at fair value that are amortized as adjustments to yield in interest income over the contractual or estimated remaining lives of the underlying assets; and (2) interest income and interest expense related to consolidated trusts with beneficial interests owned by third parties, which are presented on Farmer Mac's consolidated balance sheets as "Loans held for investment in consolidated trusts, at amortized cost." EQUITY INVESTOR PRESENTATION 03

FARMER MAC Table of Contents 05 Executive Summary 13 Agricultural Industry Highlights 22 Farmer Mac Overview 33 Farmer Mac Financial Performance 39 Appendix EQUITY INVESTOR PRESENTATION 04

Executive Summary

FARMER MAC Farmer Mac Overview Created in the 1980s to help provide a deeper credit market for rural America • Provide wholesale financing, secondary market and credit enhancements for agricultural and rural utilities lenders • Increase access to credit and drive more efficient credit pricing for rural America • Reduce rural credit market volatility by increasing liquidity and lending capacity for rural lenders Lines of business – focused on customers • Farm & Ranch • USDA Guarantees • Rural Utilities • Institutional Credit Diverse product suite provided to customers • Loan purchases • Wholesale financing • Credit protection EXECUTIVE SUMMARY 06 1987 1996 1998 1999 2008 Farmer Mac initially chartered by Congress as an instrumentality of the United States First major charter revision and expansion of authority (direct loan purchases) Outstanding business volume reaches $1 billion First listed on NYSE (AGM & AGM.A) Second major charter revision and expansion of authority (Rural Utilities) Outstanding business volume reaches $10 billion Outstanding business volume reaches $15 billion 2015

FARMER MAC $12.9 Billion {5.8% Market Share} Agricultural Real Estate Mortgage Market Structure EXECUTIVE SUMMARY 07 FINANCIAL INVESTORS (Developing Market) | various institutional investors investing in agricultural assets (and seeking leverage) FARM CREDIT SYSTEM (GSE) NON-FCS AG LENDERS Secondary Market CREDIT PROTECTION CREDIT PROTECTION W HOLESALE FINANCING LOAN SALES Primary Agriculture Mortgage Market {Farmers & Ranchers} Mortgage Financing Mortgage Financing $224 Billion $ 1 0 4 B il li o n $ 1 2 0 B illio n F C S F U N D IN G C O R P O R A T IO N A G F IR S T S o u th e a s t $ 1 2 B A G R IB A N K M id w e s t $ 5 2 B F C B O F T X S o u th w e s t $ 1 2 B C O B A N K N a ti o n w id e $ 2 8 B IN S U R A N C E C O M P A N IE S $ 1 3 B A G B A N K S $ 8 5 B N O N -B A N K L E N D E R S $ 2 2 B 7 3 R E T A IL A C A s (1) Ag real estate mortgage market structure shown here includes only the forecast for outstanding unpaid principal balance of first lien ag mortgage assets as of December 31, 2016. (2) Source: USDA, Economic Research Service, nominal dollars forecast for year-end 2016 on a prorated basis (as of February 2017). (3) Source: Farm Credit Administration, Call Report Data on a prorated basis for year-end 2016 (as of December 2016). (4) Sum of FCS, non-FCS, and Farmer Mac first lien ag real estate mortgage assets does not add up to the total due to the nature of Farmer Mac’s secondary market business model. (1) (2) (3) (2) (4) (4) AS OF DECEMBER 31, 2016 (1)

FARMER MAC Rural Utilities (RU) Cooperative Mortgage Market EXECUTIVE SUMMARY 08 FARM CREDIT SYSTEM (GSE) NON-GSE RU LENDERS $ 1 3 B il li o n $2 3 B illio n C O B A N K (2) (3) $4.7 Billion {13.1% Market Share} Secondary Market CREDIT PROTECTION W HOLESALE FINANCING LOAN SALES Rural Utilities Cooperative Mortgage Market {900+ Cooperatives in Util it ies Distribution, Generation and Transmission} Mortgage Financing Mortgage Financing (4) $36 Billion (4) N A T IO N A L R U R A L U T IL IT IE S C O O P E R A T IV E F IN A N C E C O R P O R A T IO N (“ C F C ” ) Market Opportunity Industry dynamics may lead to Farmer Mac growth opportunities • Push toward higher Tier 1 capital and more duration-matched funding • Opportunities to help CFC refinance debt away from other sources of rural utilities credit • Needs for longer term capital expenditures in response to regulatory policies (1) RU cooperative mortgage market structure includes only the outstanding unpaid principal balance of first lien RU cooperative real estate mortgage assets. (2) Source: CoBank 2016Q4 Financial Information, Electric Distribution and Generation & Transmission nominal dollars as of December 31, 2016. (3) Source: CFC 10-Q, nominal dollars as of November 30, 2016, Long-term Loans Table 6. (4) Nominal dollars for 2016; Sum of FCS, non-GSE and Farmer Mac first lien RU cooperative real estate mortgage assets does not add up to the total due to the nature of Farmer Mac’s secondary market business model. (5) Source: National Rural Electric Cooperative Association (1) (1) (5)

FARMER MAC Farmer Mac Business Volume $ IN BILLIONS Year 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1Q17 Agricultural Outstanding Business Volume $3.1 $4.2 $5.5 $5.8 $5.5 $5.3 $7.2 $8.5 $9.0 $8.6 $9.6 $9.6 $10.7 $11.4 $11.9 $12.0 $12.9 $13.1 Total Outstanding Volume $3.1 $4.2 $5.5 $5.8 $5.5 $5.3 $7.2 $8.5 $10.1 $10.7 $12.2 $11.9 $13.0 $14.0 $14.6 $15.9 $17.4 $17.8 Ag Real Estate Mortgage Market and Farmer Mac $85 $89 $98 $97 $104 $114 $113 $132 $148 $146 $154 $167 $173 $185 $197 $209 $224 3.7% 4.7% 5.6% 6.0% 5.3% 4.7% 6.4% 6.5% 6.1% 5.9% 6.2% 5.7% 6.2% 6.1% 6.0% 5.7% 5.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $0 $50 $100 $150 $200 $250 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 $ I N B IL L IO N S Agricultural Real Estate Mortgage Market Ag Real Estate Mortgage Market AGM – Ag Real Estate Mortgage Market Share (1) Source: USDA, Economic Research Service, nominal dollars (as of February 2017). (2) Includes total outstanding balance of loan purchases, guarantees, and Long-Term Standby Purchase Commitments (LTSPCs) in the Farm & Ranch line of business, USDA Guarantees, and AgVantage securities secured by collateral eligible for the Farm & Ranch line of business; excludes all loan purchases, guarantees, and LTSPCs in the Rural Utilities line of business and AgVantage securities secured by collateral eligible for the Rural Utilities line of business. (1) (2) EXECUTIVE SUMMARY 09 (2)

FARMER MAC $2,730 $2,950 $3,020 $3,010 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2013 2014 2015 2016 $ P E R A C R E Land Value (2)(4) Agricultural Industry Dashboard $124 $93 $81 $68 $0 $20 $40 $60 $80 $100 $120 $140 2013 2014 2015 2016F $ I N B IL L IO N S Farm Income (1) 297 201 182 170 195 240 219 179 0 100 200 300 400 2013 2014 2015 2016 IN D E X Commodity Index Feed Grains Prices Received Index Livestock Prices Received Index (2)(3) 1.23% 0.90% 0.80% 1.08% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2013 2014 2015 2016 90-Day Delinquencies (5) (1) Source: USDA, Economic Research Service, nominal dollars (as of February 2017). (2) Source: USDA, National Agricultural Statistics Service, nominal dollars (as of March 2017). (3) Commodity prices indexed according to 1999 base year as 100. (4) Land values per acre include all farm and pasture land, irrigated and non-irrigated. (5) Source: Kansas City Federal Reserve, Ag Finance Databook & Farm Credit Funding Corp Annual Information Statements – Non-accrual real estate loans and accruing loans that are 90 days or more past due made by commercial and Farm Credit System banks (as of May 2017). EXECUTIVE SUMMARY 10 10-year Average $84 billion 10-year Average 1.35% 10-year Average $2,495

FARMER MAC Farmer Mac Dashboard $53.0 $47.0 $53.8 $15.6 $0 $10 $20 $30 $40 $50 $60 2014 2015 2016 1Q17 YTD $ I N M IL L IO N S Core Earnings EXECUTIVE SUMMARY 11 91 87 86 91 83 84 85 86 87 88 89 90 91 92 2014 2015 2016 1Q17 YTD B A S IS P O IN T S Net Effective Spread $14.6 $15.9 $17.4 $17.8 $0 $5 $10 $15 $20 FY14 FY15 FY16 1Q17 $ I N B IL L IO N S Outstanding Business Volume 35 56 34 81 0 20 40 60 80 100 FY14 FY15 FY16 1Q17 B A S IS P O IN T S 90-Day Delinquencies (Farm & Ranch Line of Business Only) (1) Core earnings and net effective spread are non-GAAP measures. For a reconciliation of GAAP net income attributable to common stockholders to core earnings and a reconciliation of GAAP net interest income to net effective spread, please refer to pages 43 and 45 of the Appendix. (2) Delinquencies include loans held and loans underlying off-balance sheet Farm & Ranch Guaranteed Securities and LTSPCs that are 90 days or more past due, in foreclosure, or in bankruptcy with at least one missed payment, excluding loans performing under either their original loan terms or a court-approved bankruptcy plan. (2) (1) (1)

FARMER MAC Farmer Mac’s Investment Highlights •Rigorous underwriting standards •Low delinquencies •Low cumulative historical credit losses Quality Assets •Finance assets through issuance of low-cost public debt •Issue at narrow, GSE spreads to U.S. Treasuries Funding Advantage •Robust worldwide demand for agricultural products •Increase market share through business development efforts •Significant wholesale financing opportunities Growth Prospects •Overhead / outstanding business volume ~ 25 bps •Outstanding business volume ~$200 million per employee Operational Efficiency •Core earnings growth •Annual core earnings return on equity ~ 15% to 20% •Dividend policy targeted at growing payouts of core earnings to ~ 30% over the next several years Consistent Returns EXECUTIVE SUMMARY 12

Agricultural Industry Highlights

FARMER MAC Grain prices fell again in 2016 due to record plantings/yields; livestock also under pressure • Ending stocks increased for most major grains due to another year of bumper production • Grain exports increased by 1.4% despite a stronger dollar, driven by lower commodity prices • All livestock and animal products sectors experienced lower prices due to large supplies and stiff foreign competition Farm income fell nearly 16% in 2016 • This represents a decline in net farm income for the third consecutive year • Another 9% decline is expected in 2017, driven by an additional year of tight prices Average inflation-adjusted U.S. agricultural real estate values decreased 1.6% in 2016 • Corn Belt farmland values fell as much as 8% during 2016 as falling grain prices continued to pressure profitability • Rest of U.S. land values remain stable to modestly increasing, led by demand in Pacific and Southern states • Continued softening of land values in grain-heavy states likely in 2017 Land sales transactions continue to slow with lower income and declining land values • However, demographic trend (average age of U.S. farmer >60 years) provides support of primary transaction volume California drought largely tempered by wet winter storms • Reservoirs and snow pack well above normal levels; soil moisture returning to normal • Farmer Mac portfolio in Western states remained strong throughout drought conditions State of Agriculture – USDA Forecasts AGRICULTURAL INDUSTRY HIGHLIGHTS 14 (1) Source: USDA, National Agricultural Statistics Service, Nominal (current dollars) (as of February 2017). (2) Source: USDA, Economic Research Service, Nominal (current dollars) (as of February 2017). (3) Source: Federal Reserve Bank of Chicago Seventh District, Ag Credit Conditions Survey AgLetter (as of February 2017). (1) (2) (3)

FARMER MAC Global Outlook Demand • USDA’s Future Agricultural Resources Model (FARM) projects a 75% increase in total production and consumption of major field crops between 2005 and 2050 • 43% increase in global population • Higher protein diets as incomes in developing countries increase • Thus significant “demand pull” for agricultural products Supply • Very high rate of capacity utilization • Finite amount of arable farmland • Estimated that less than 10% of U.S. cropland is idle • Thus, productivity would need to nearly double by 2050 to feed the world AGRICULTURAL INDUSTRY HIGHLIGHTS 15 (1) (1) Source: USDA, Economic Research Service Global Drivers of Agricultural Demand and Supply, September 2014. (2) Source: USDA, Census of Agriculture; 2012 (2)

FARMER MAC Farmer Mac’s Unique Market Position Farmer Mac enjoys a unique position, sharing in upside opportunity in strong markets and benefiting from downside protection and increased relative demand in weak markets Strong Market – Farmer Mac can participate in the upside • Situation: Credit is healthy, transaction volumes are high, and capital is plentiful • Impacts on Farmer Mac: – Farmer Mac can benefit from higher industry volumes and healthy credit – However, when farm income is high and capital is plentiful, the relative value of access to GSE capital may be marginally lower – Earnings can benefit from lower credit costs, but spreads may be tighter Weak Market – Farmer Mac can benefit from loss protection and increased demand due to tighter credit conditions • Situation: Declining farm income, land values and credit quality; less access to capital • Impacts on Farmer Mac: – Farmer Mac can benefit from loss protection given its unique diversified geographic/commodity portfolio and its conservative underwriting standards – Farmer Mac can also benefit from the greater relative value of GSE capital in tighter credit market conditions – However, in bear markets, no entity will be immune to declining credit quality, although spreads may be more favorable AGRICULTURAL INDUSTRY HIGHLIGHTS 16

FARMER MAC Farmer Mac’s Downside Protection Conservative underwriting with significant focus on repayment strength and low LTVs • Total Debt Coverage (TDC) ratio of at least 1.25x • Generally maximum LTVs of 60% to 70%, but in practice average 40% to 45% on mortgages purchased • Require minimum borrower net equity of 50% across all agricultural assets • Significant scrutiny given to property access and access to water, among other items Farmer Mac credits less likely to default as compared to the broader industry • Farmer Mac is generally recognized as having the tightest credit requirements for ag mortgage loans • Primary focus on repayment capacity through stressed input assumptions during underwriting process • Farmer Mac is not a “lender of last resort” • Farm Credit Administration is a strong safety and soundness regulator Farmer Mac credits less likely to incur losses even when a default occurs • “Expected losses” of farm asset values range from 0% to 30% for various commodity types in Farmer Mac’s base case scenario • Farmer Mac’s “stress scenario losses” of farm asset values range from 17% to 50% for various commodity types • Given Farmer Mac’s portfolio average LTV of 44% as of March 31, 2017, average farm asset value losses would need to be in excess of 56% to begin to generate the first dollar of loss to Farmer Mac – The 1980s agricultural credit crisis saw land values decline approximately 23% from peak to trough AGRICULTURAL INDUSTRY HIGHLIGHTS 17 (1) Source: USDA, National Agricultural Statistics Service (as of August 2015). (1)

FARMER MAC $48 $51 $55 $39 $61 $87 $79 $57 $70 $78 $62 $77 $114 $96 $124 $93 $81 $68 170 179 279 50 100 150 200 250 300 350 $0 $20 $40 $60 $80 $100 $120 $140 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016F IN D E X $ I N B IL L IO N S Nominal Farm Income Grain Index Livestock Index Export Change Index (1) (2) (2) (1) Farm Income and Related Trends (1) Source: USDA, Economic Research Service, nominal dollars (as of February 2017). (2) Source: USDA, National Agricultural Statistics Service; Indexed to 1999 as 100. AGRICULTURAL INDUSTRY HIGHLIGHTS 18

FARMER MAC Ag Land Value and Leverage Trends $1.0 $1.1 $1.2 $1.2 $1.3 $1.3 $1.6 $1.8 $2.0 $2.2 $2.1 $2.2 $2.3 $2.5 $2.7 $3.0 $3.0 $3.0 $48 $51 $55 $39 $61 $87 $79 $57 $70 $78 $62 $77 $114 $96 $124 $93 $81 $68 $0 $20 $40 $60 $80 $100 $120 $140 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016F $ IN B IL L IO N S A V E R A GE L A N D V A L U E $ I N T H O U S A N D S /A C R E Ag Land Values Land Value Nominal Farm Income Average 12.7% 9% 10% 11% 12% 13% 14% 15% 16% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016F D E B T TO A S S E T R A T IO ( % ) Leverage Debt to Asset Ratio Average (1) Source: USDA, National Agricultural Statistics Service, nominals dollars, (as of February 2017); includes all farm and pasture land, irrigated and non-irrigated. (2) Source: USDA, Economic Research Service, nominal dollars (as of February 2017). (1) (2) (2) AGRICULTURAL INDUSTRY HIGHLIGHTS 19

FARMER MAC Agricultural Risk Management Tools Farmers today use a broad array of risk management tools, many of which were not available or not accepted during the ag credit crisis of the 1980s • Many now view costs of hedging simply as a cost of doing business • Have learned from their parents’ experiences in the 1980s • Risk management includes revenue and cost protection and more sophisticated asset liability management Revenue Hedging • Crop insurance – approximately 92% of planted acres to principal crops carry some form of crop insurance • Crop insurance premiums still federally subsidized and losses shared by the federal government • Futures/forward sales – many producers use hedging instruments to sell grain crops forward at planting stage Cost Hedging • Feed costs hedged with futures/forwards • Fertilizer and fuel costs can be similarly hedged • Water availability can be provided via “water banks” and secondary sources of water, e.g. wells • Water costs can also be hedged with forward purchase agreements Debt service is better managed with low absolute leverage levels and better rate options AGRICULTURAL INDUSTRY HIGHLIGHTS 20 (1) Source: USDA, Risk Management Agency 2016 Summary of Business, Net Acres Insured and USDA NASS 2016 Acreage Report. (1)

FARMER MAC USDA – Key 2017 Forecasts Demand for U.S. agricultural products to increase • Demographic trends and a stabilizing economy contributing to growth • Lower commodity prices stimulating quantity demanded • Total U.S. export values to increase 2% to $136 billion led by greater interest in livestock, poultry, and dairy exports U.S. farm income to decline approximately 9% to $62 billion in 2017 • Grain prices remain range-bound at lower levels and livestock prices down on higher global supplies • Input costs are stable to modestly declining – Increasing labor, interest, and fuel costs largely offset by declines in feed, animal, seed, and fertilizer costs Average U.S. ag land values expected to stay relatively flat to slightly down • Midwest most impacted with estimates ranging from 5% to 10% declines as compared to 2016 levels • Rest of U.S. remains stable to modestly increasing – demand steady in non-grain producing regions Total U.S. agricultural mortgage market to grow 7% to $240 billion in 2017 AGRICULTURAL INDUSTRY HIGHLIGHTS 21 (1) Source: USDA, National Agricultural Statistics Service, nominal dollars (as of March 2017). (2) Source: USDA, Economic Research Service, nominal dollars (as of February 2017). (3) Source: USDA, World Agricultural Supply and Demand Estimates Report, nominal dollars (as of February 2017). (4) Source: USDA, Economic Research Service Trade Outlook (as of February 2017). (1) (2) (3) (4)

Farmer Mac Overview

FARMER MAC Lines of Business and Products Product Type Customers Lines of Business $ IN BILLIONS AND PERCENTAGE OF TOTAL VOLUME LOAN PURCHASES • Ag Banks • Insurance Companies • Rural Utilities Cooperatives F & R USDA RU IC Total $3.6 20% $2.1 12% $1.0 5% -- $6.7 37% WHOLESALE FINANCING • AgVantage • Farm Equity AgVantage • Ag Banks • Insurance Companies • Ag Investment Funds • Production and Agribusiness Companies • Rural Utilities Cooperatives -- -- -- $7.6 43% $7.6 43% CREDIT PROTECTION • Long-term Standby Purchase Commitments (LTSPCs)/ AMBS Guarantees • FCS Institutions • Ag Banks • Insurance Companies • Ag Investment Funds • Rural Utilities Cooperatives $2.6 15% -- $0.9 5% -- $3.5 20% Total $6.2 $2.1 $1.9 $7.6 $17.8 = Allowances and provisions recorded on these assets FARMER MAC OVERVIEW 23 AS OF MARCH 31, 2017

FARMER MAC Business Development Product Type Marketing Channel Target Customers AG LOAN PURCHASES AND CREDIT PROTECTION • Marketing department with 5 relationship managers • Geographically dispersed nationwide • Cover ag banks and non-bank originators • Seek to add new ag lenders as eligible loan sellers for Farmer Mac • Seek to add customers utilizing LTSPCs • Over 3,200 commercial banks with agricultural loans on-balance sheet (approximately 600 are currently sellers) • Special focus on large-cap ag banks • Farm Credit System (FCS) • Insurance company ag lenders WHOLESALE FINANCING FOR RURAL LENDERS • Director of Institutional Business Development • C-suite outreach to target firms • Attend industry conferences • Insurance company ag lenders • Larger banks with ag mortgage portfolios • Rural utilities cooperative lenders WHOLESALE FINANCING FOR INVESTORS IN AG ASSETS • Same as “Wholesale Financing for Rural Lenders” above • Paid deal sourcing relationships with industry contacts • Leverage capital markets relationships to identify ag funds and ag companies seeking low-cost wholesale financing • Public or private ag investment funds (all structures) • Agricultural companies – production ag and agribusiness (for profit and cooperative) RURAL UTILITIES LOAN PURCHASES AND CREDIT PROTECTION • C-suite relationships • Credit department contacts • Capital markets relationship contacts • National Rural Utilities Cooperative Finance Corporation (non-GSE) • CoBank (FCS GSE) FARMER MAC OVERVIEW 24 (1) (1) Source: FDIC Statistics on Depository Institutions datasets (https://www2.fdic.gov/sdi/index.asp).

FARMER MAC Outstanding Volume - Portfolio Summary Farm & Ranch 35% USDA Guarantees 12% Rural Utilities 10% Institutiona l Credit 43% By Line of Business AgVantage 43% On-Balance Sheet Loans 25% LTSPCs 18% AMBS 2% USDA 12% By Product Type FARMER MAC OVERVIEW 25 AS OF MARCH 31, 2017

FARMER MAC Northwest 11% Southwest 29% Mid-North 34% Mid-South 14% Northeast 4% Southeast 8% By Geographic Region Crops 55% Permanent Plantings 17% Livestock 21% Part-time Farm 6% Ag. Storage and Processing 1% By Commodity Type Farm & Ranch Loans Portfolio Diversification FARMER MAC OVERVIEW 26 (1) Farm & Ranch portfolio includes on-balance sheet loans and LTSPCs. AS OF MARCH 31, 2017 (1)

FARMER MAC Core earnings are primarily a direct function of three key factors: Core Earnings Value Drivers FARMER MAC OVERVIEW 27 Value Drivers Things to Consider BUSINESS VOLUME •Macro supply/demand for ag credit •Farmer Mac business development success • Impact of potential credit quality shocks • Impact of potential rate shocks NET EFFECTIVE SPREAD •Macro supply/demand for ag credit •Absolute level of interest rates •Business mix •Delinquencies CREDIT QUALITY • Idiosyncratic borrower impacts: death in family, divorce, & disease •Commodity price volatility •Acts of nature: droughts, disease, etc. (1) (1) Core earnings and net effective spread are non-GAAP measures. For a reconciliation of GAAP net income attributable to common stockholders to core earnings and a reconciliation of GAAP net interest income to net effective spread, please refer to pages 43-46 of the Appendix. (1)

FARMER MAC Farmer Mac Outstanding Business Volume $17.8 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1Q17 $ I N B IL L IO N S FARMER MAC OVERVIEW 28 12.4% CAGR (1999 to 2016)

FARMER MAC Farmer Mac Net Effective Spread FARMER MAC OVERVIEW 29 69 78 106 97 106 106 104 96 91 87 86 91 0.9% 1.2% 3.0% 2.8% 1.6% 1.6% 1.7% 1.3% 1.1% 1.4% 1.4% 1.2% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 0 20 40 60 80 100 120 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1Q17 YTD M OO D Y ’S C OR P OR A TE S P R E A D IN D E X N E T E FF E C T IV E S P R E A D B A S IS P O IN T S Farmer Mac Net Effective Spread US Treasury Department 10-Year High Quality Market Corporate Bond Spread(2) (1) Net effective spread is a non-GAAP measure. For a reconciliation of GAAP net interest income to net effective spread, please refer to page 45 of the Appendix. (2) Beginning Jan. 1, 2015, Farmer Mac classified all of the income from Farmer Mac Guaranteed Securities that it holds in its portfolio as interest income. Periods prior to 2011 have not been restated. (3) Source: St. Louis Fed, Economic Database: Average 10-Year High Quality Market (HQM) Corporate Bond Par Yield – Average 10-Year Treasury CMT. (3) (1)

FARMER MAC (1) Source: Kansas City Federal Reserve, Ag Finance Databook & Farm Credit Funding Corp Annual Information Statements – Non-accrual real estate loans and accruing loans that are 90 days or more past due made by commercial banks and Farm Credit System institutions; Farm Credit Data as of 2016Q4; Kansas City Fed data as of 2016Q3. (2) Delinquencies include loans held and loans underlying off-balance sheet Farm & Ranch Guaranteed Securities (excluding AgVantage Securities) and LTSPCs that are 90 days or more past due, in foreclosure, or in bankruptcy with at least one missed payment, excluding loans performing under either their original loan terms or a court-approved bankruptcy plan. Farmer Mac Credit vs. Industry 1.25% 1.16% 1.14% 0.75% 0.60% 0.52% 0.55% 0.95% 2.00% 2.37% 2.09% 1.63% 1.23% 0.90% 0.80% 1.08% 1.59% 1.21% 0.60% 0.55% 0.58% 0.41% 0.21% 1.35% 1.13% 1.63% 0.93% 0.70% 0.55% 0.35% 0.56% 0.34% 0.81% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 1Q17 90-Day Delinquencies Industry 90-Day Delinquencies Farmer Mac 90-Day Delinquencies (Farm & Ranch Portfolio Only) (1) FARMER MAC OVERVIEW 30 (2) Farmer Mac Historical Average 1.00%

FARMER MAC Farmer Mac – Historical Credit Losses Farmer Mac’s Rural Utilities, USDA Guarantees, and Institutional Credit lines of business have not had any credit losses to date Farm & Ranch line of business has historical cumulative losses of 0.16%, or less than 1bp per year • Cumulative losses of $35 million on $22 billion of cumulative historical business volume FARMER MAC OVERVIEW 31 -$2 $0 $2 $4 $6 $8 $10 $12 1995 & Prior 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 N E T L OS S / ( GA IN ) $ I N M IL L IO N S BY YEAR OF ORIGINATION Ag Storage & Processing Crops Permanent Plantings Livestock Part-Time Farm / Rural Housing

FARMER MAC Funding Finance asset purchases with proceeds of debt issuances • 20+ dealers • Match-funding provides for stable net effective spread and immaterial interest rate risk Farmer Mac’s debt securities carry privileges for certain holders • 20% capital risk weighting • Eligible collateral for Fed advances • Legal investments for federally supervised financial institutions (banks, etc.) FARMER MAC OVERVIEW 32 Debt Securities Trade at Narrow Spreads to Comparable Maturity Treasuries MATURITY (YEARS) 1 3 5 10 SPREAD TO TREASURY (AS OF MARCH 31, 2017) 10 bps 17 bps 20 bps 56 bps

Farmer Mac Financial Performance

FARMER MAC $11.0 $9.1 $12.4 $15.6 $23.2 $11.6 $13.0 $9.3 $13.2 $14.4 $9.5 $13.1 $13.9 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2014 2015 2016 2017 $ I N M IL L IO N S 1Q 2Q 3Q 4Q $53.0 $47.0 Core Earnings (Non-GAAP Measure) FARMER MAC FINANCIAL PERFORMANCE 34 (1) For a reconciliation of GAAP net income attributable to common stockholders to core earnings, a non-GAAP financial measure, please refer to pages 42-43 of the Appendix. (2) Core earnings for 2014 include the effects of the cash management and liquidity initiative implemented in second quarter 2014, and the capital structure initiative under which Farmer Mac issued $150 million of preferred stock in advance of the planned March 30, 2015 redemption of all outstanding Farmer Mac II Preferred Stock and related Farm Asset-Linked Capital Securities (FALConS). Each of these initiatives have been described in Farmer Mac’s prior SEC filings, including its Annual Reports on Form 10-K for the years ended December 31, 2014 and December 31, 2015, filed with the SEC on March 16, 2015 and March 10, 2016, respectively. (2) (1) $53.8 $15.6

FARMER MAC Business Volume FARMER MAC FINANCIAL PERFORMANCE 35 $5.4 $5.8 $6.1 $5.7 $6.2 $6.4 $6.7 $7.3 $7.1 $7.6 $1.8 $1.9 $2.1 $1.9 $2.1 $1.0 $1.5 $1.9 $1.5 $1.9 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 2014 2015 2016 1Q16 1Q17 $ I N B IL L IO N S Farm & Ranch Institutional Credit USDA Guarantees Rural Utilities $15.9 AS OF YEAR-END AS OF QUARTER-END (1) Includes on- and off-balance sheet outstanding business volume. $14.6 $16.2 $17.8 (1) $17.4

FARMER MAC Net Effective Spread (Non-GAAP Measure) $113.7 $119.4 $125.1 $29.9 $32.9 0.91% 0.87% 0.86% 0.82% 0.91% 0.60% 0.65% 0.70% 0.75% 0.80% 0.85% 0.90% 0.95% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2014 2015 2016 1Q16 YTD 1Q17 YTD $ I N M IL L IO N S Net Effective Spread (dollars) Net Effective Spread (percent) FARMER MAC FINANCIAL PERFORMANCE 36 (1) For a reconciliation of GAAP net interest income to net effective spread, a non-GAAP financial measure, please refer to page 45 of the Appendix. (1) AS OF YEAR-END

FARMER MAC $29.4 $32.1 $34.7 $50.8 0.56% 0.60% 0.61% 0.81% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 1Q14 1Q15 1Q16 1Q17% $ I N M IL L IO N S 90-Day Delinquencies 90-Day Delinquencies % of Farm & Ranch Portfolio Historical Average ~1.0% $182.5 $136.7 $105.7 $171.5 3.4% 2.6% 1.9% 2.7% -0.5% 0.5% 1.5% 2.5% 3.5% 4.5% 5.5% $0.0 $50.0 $100.0 $150.0 $200.0 1Q14 1Q15 1Q16 1Q17% $ I N M IL L IO N S Substandard Assets Substandard Assets % of Farm & Ranch Portfolio Credit Metrics $14.0 $9.4 $6.6 $7.6 0.26% 0.18% 0.12% 0.12% 0.0% 0.1% 0.2% 0.3% $0.0 $5.0 $10.0 $15.0 1Q14 1Q15 1Q16 1Q17% $ I N M IL L IO N S Total Allowance for Losses Total Allowance for Losses % of Farm & Ranch Portfolio FARMER MAC FINANCIAL PERFORMANCE 37 Historical Average ~4.0% (1) (1) Farmer Mac’s historical averages are based on approximately 15 years of historical data for the Farm & Ranch line of business. (1)

FARMER MAC $766 $564 $610 $563 $624 $345 $102 $143 $85 $149 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $200 $400 $600 $800 2014 2015 2016 1Q16 1Q17 C O R E C A P IT A L A M O U N T A B OV E S T A T U TO R Y M IN IM U M C A P IT A L $ IN M IL L IO N S C O R E C A P IT A L $ I N M IL L IO N S Core Capital Core Capital Amount Above Statutory Minimum Capital AS OF YEAR-END AS OF QUARTER-END Capital FARMER MAC FINANCIAL PERFORMANCE 38 (1) Core capital defined as total stockholders’ equity less accumulated other comprehensive income. (1) $250m Redemption of Farmer Mac II Preferred Stock and related FALConS

Appendix

FARMER MAC Key Company Metrics APPENDIX 40 ($ in thousands, except per share amounts) 1Q17 YTD 2016 2015 2014 Core Earnings $15,607 $53,791 $46,975 $53,047 Core Earnings per Diluted Share $1.45 $5.01 $4.15 $4.67 Net Effective Spread ($) $32,866 $125,102 $119,380 $113,693 Net Effective Spread (%) 0.91% 0.86% 0.87% 0.91% Guarantee & Commitment Fees $5,317 $19,170 $17,155 $16,780 Core Capital Above Statutory Minimum $148,700 $143,200 $102,400 $345,000 Common Stock Dividends per Share $0.36 $1.04 $0.64 $0.56 Outstanding Business Volume $17,844,541 $17,399,475 $15,898,820 $14,597,758 90-Day Delinquencies – Farm & Ranch 0.81% 0.34% 0.56% 0.35% Charge-Offs $241 $130 $3,772 $86 Book Value per Share $39.59 $38.42 $33.66 $29.76 Core Earnings Return on Equity 15% 14% 14% 17% (1) Core earnings for 2014 include the effects of the cash management and liquidity initiative implemented in second quarter 2014 and the capital structure initiative under which Farmer Mac issued $150 million of preferred stock in advance of the planned March 30, 2015 redemption of all outstanding Farmer Mac II Preferred Stock and related FALConS. Each of these initiatives have been described in Farmer Mac’s prior SEC filings, including its Annual Reports on Form 10-K for the years ended December 31, 2014 and December 31, 2015, filed with the SEC on March 16, 2015 and March 10, 2016, respectively. (2) Core earnings, core earnings per share, and net effective spread are non-GAAP measures. For a reconciliation of GAAP net income attributable to common stockholders to core earnings and earnings per common share to core earnings per share, and a reconciliation of GAAP net interest income to net effective spread, please refer to pages 42-45 of the Appendix. (3) Book Value per Share excludes accumulated other comprehensive income. (1) (2) (3) (2) (2) (2)

FARMER MAC ($ in thousands) Mar-17 Dec-16 Sep-16 Jun-16 Mar-16 Dec-15 Sep-15 Jun-15 Mar-15 Revenues: Net effective spread 32,866$ 31,928$ 32,199$ 31,026$ 29,949$ 29,949$ 30,387$ 29,787$ 29,257$ Guarantee and commitment fees 5,317 5,158 4,533 4,810 4,669 4,730 4,328 4,085 4,012 Other 1,061 1,189 (32) (125) (517) (284) (93) (24) (405) Total revenues 39,244 38,275 36,700 35,711 34,101 34,395 34,622 33,848 32,864 Credit related expense/(income): Provision for/(release of) losses 444 512 (31) 458 63 (49) (303) 1,256 (696) REO operating expenses - - - 39 44 48 - (1) Losses/(gains) on sale of REO 5 - (15) - - - - - 1 Total credit related expense/(income) 449 512 (46) 458 102 (5) (255) 1,256 (696) Operating expenses: Compensation and employee benefits 6,317 5,949 5,438 5,611 5,774 5,385 5,236 5,733 5,693 General and administrative 3,800 4,352 3,474 3,757 3,526 3,238 3,676 3,374 2,823 Regulatory fees 625 625 613 612 613 613 600 600 600 Total operating expenses 10,742 10,926 9,525 9,980 9,913 9,236 9,512 9,707 9,116 Net earnings 28,053 26,837 27,221 25,273 24,086 25,164 25,365 22,885 24,444 Income tax expense 9,166 9,581 9,497 8,956 8,444 8,855 8,924 8,091 6,692 Non-controlling interest (15) 28 (18) (16) (28) (60) (36) (119) 5,354 Preferred stock dividends 3,295 3,296 3,295 3,296 3,295 3,296 3,295 3,296 3,295 Core earnings 15,607$ 13,932$ 14,447$ 13,037$ 12,375$ 13,073$ 13,182$ 11,617$ 9,103$ Core Earnings by Quarter Ended Farmer Mac’s Core Earnings History APPENDIX 41 (1) Core earnings and net effective spread are non-GAAP measures. For a reconciliation of GAAP net income attributable to common stockholders to core earnings and a reconciliation of GAAP net interest income to net effective spread, please refer to pages 42 and 45 of the Appendix. (2) First quarter 2017 includes $0.7 million of tax benefits upon the vesting of restricted stock and the exercise of SARs associated with new accounting guidance for stock-based awards that became effective in first quarter 2017. (1) (1) (2)

FARMER MAC Reconciliation of Net Income to Core Earnings APPENDIX 42 ($ in thousands) Mar-17 Dec-16 Sep-16 Jun-16 Mar-16 Dec-15 Sep-15 Jun-15 Mar-15 Net income attributable to common stockholders 18,615$ 25,465$ 16,364$ 12,006$ 10,317$ 15,032$ 8,359$ 22,162$ 1,818$ Reconciling items: Gains/(losses) on f inancial derivatives and hedging activities due to fair value changes 4,805 17,233 1,460 (2,076) (2,989) 2,743 (6,906) 15,982 (895) Unrealized (losses)/gains on trading assets (82) (474) 1,182 394 358 696 (8) 170 362 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value (127) (40) (157) (371) (281) (263) (117) (125) (814) Net effects of settlements on agency forw ard contracts 32 1,024 464 466 (255) (162) (390) 197 (252) Loss on retirement of Farmer Mac II LLC Preferred Stock - - - - - - - - (8,147) Income tax effect related to reconciling items (1,620) (6,210) (1,032) 556 1,109 (1,055) 2,598 (5,679) 2,461 Core earnings 15,607$ 13,932$ 14,447$ 13,037$ 12,375$ 13,073$ 13,182$ 11,617$ 9,103$ Core Earnings by Quarter Ended (1) (1) The loss from retirement of the Farmer Mac II LLC Preferred Stock in first quarter 2015 has been excluded from core earnings because it is not a frequently occurring transaction and not indicative of future operating results. This is also consistent with Farmer Mac’s previous treatment of these types of origination costs associated with securities underwriting that are capitalized and deferred during the life of the security.

FARMER MAC Reconciliation of Net Income to Core Earnings APPENDIX 43 (in thousands) 1Q17 YTD 2016 2015 2014 Net income attributable to common stockholders 18,615$ 64,152$ 47,371$ 38,251$ Less reconciling items: Gains/(losses) on financial derivatives and hedging activities due to fair value changes 4,805 13,628 10,924 (9,968) Unrealized gains/(losses) on trading assets (82) 1,460 1,220 1,596 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value (127) (849) (1,319) (14,549) Net effects of settlements on agency forward contracts 32 1,699 (607) 159 Loss on retirement of Farmer Mac II LLC Preferred Stock - - (8,147) - Income tax effect related to reconciling items (1,620) (5,577) (1,675) 7,966 Core earnings 15,607$ 53,791$ 46,975$ 53,047$ Core Earnings by Period Ended (1) (1) The loss from retirement of the Farmer Mac II LLC Preferred Stock in first quarter 2015 has been excluded from core earnings because it is not a frequently occurring transaction and not indicative of future operating results. This is also consistent with Farmer Mac’s previous treatment of these types of origination costs associated with securities underwriting that are capitalized and deferred during the life of the security.

FARMER MAC Reconciliation of Earnings per Common Share to Core Earnings per Share APPENDIX 44 Mar-17 Mar-16 Dec-16 Dec-15 Dec-14 GAAP - Diluted EPS 1.73$ 0.94$ 5.97$ 4.19$ 3.37$ Less reconciling items: Gains/(losses) on financial derivatives and hedging activities due to fair value changes 0.45 (0.26) 1.26 0.97 (0.87) Unrealized (losses)/gains on trading assets (0.01) 0.03 0.14 0.11 0.14 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value (0.01) (0.03) (0.08) (0.12) (1.28) Net effects of settlements on agency forward contracts - (0.02) 0.16 (0.05) 0.01 Loss on retirement of Farmer Mac II LLC Preferred Stock - - - (0.72) - Income tax effect related to reconciling items (0.15) 0.10 (0.52) (0.15) 0.70 Sub-total 0.28 (0.18) 0.96 0.04 (1.30) Core Earnings - Diluted EPS 1.45$ 1.12$ 5.01$ 4.15$ 4.67$ For the Three Months Ended For the Year Ended (1) The loss from retirement of the Farmer Mac II LLC Preferred Stock in first quarter 2015 has been excluded from core earnings because it is not a frequently occurring transaction and not indicative of future operating results. This is also consistent with Farmer Mac’s previous treatment of these types of origination costs associated with securities underwriting that are capitalized and deferred during the life of the security. (1)

FARMER MAC Reconciliation of Net Interest Income to Net Effective Spread APPENDIX 45 (in thousands) 1Q17 YTD 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 Net interest yield 0.96% 0.90% 0.88% 0.51% 0.89% 1.14% 1.30% 1.30% 1.68% 1.62% 0.85% 0.85% Net effect of consolidated trusts 0.03% 0.03% 0.01% 0.00% 0.00% 0.02% 0.06% 0.15% 0.00% 0.00% 0.00% 0.00% Net effect of securities purchased under agreement to resell and securities sold, not yet purchased 0.00% 0.00% 0.00% 0.35% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% Expense related to undesignated financial derivatives -0.08% -0.08% -0.04% -0.07% -0.10% -0.23% -0.41% -0.54% -0.70% -0.49% 0.00% -0.07% Amortization of premiums/discounts on assets consolidated at fair value 0.00% 0.01% 0.02% 0.12% 0.17% 0.12% 0.12% 0.19% 0.00% 0.00% 0.00% 0.00% Yield maintenance payments (1) 0.00% 0.00% 0.00% 0.00% 0.00% -0.01% -0.01% -0.04% -0.01% -0.07% -0.07% -0.09% Net Effective Spread 0.91% 0.86% 0.87% 0.91% 0.96% 1.04% 1.06% 1.06% 0.97% 1.06% 0.78% 0.69% (1) Beginning in 2013, Farmer Mac no longer excluded yield maintenance payments. Net Effective Spread by Period Ended

FARMER MAC Farmer Mac’s Net Effective Spread History APPENDIX 46 ($ in thousands) Dollars Yield Dollars Yield Dollars Yield Dollars Yield Dollars Yield Dollars Yield For the quarter ended: March 31, 2017 10,684$ 1.80% 4,703$ 0.91% 2,639$ 1.06% 12,581$ 0.82% 2,259$ 0.32% 32,866$ 0.91% December 31, 2016 10,349 1.78% 5,334 1.08% 2,623 1.05% 11,627 0.78% 1,995 0.26% 31,928 0.89% September 30, 2016 10,703 1.90% 5,189 1.07% 2,643 1.05% 11,427 0.75% 2,237 0.24% 32,199 0.86% June 30, 2016 9,875 1.78% 4,588 0.96% 2,562 1.03% 11,407 0.77% 2,594 0.29% 31,026 0.84% March 31, 2016 9,461 1.71% 4,308 0.91% 2,538 1.02% 11,090 0.80% 2,552 0.26% 29,949 0.82% December 31, 2015 9,381 1.72% 4,518 0.96% 2,845 1.14% 10,899 0.80% 2,306 0.26% 29,949 0.85% September 30, 2015 9,628 1.80% 4,630 0.99% 2,907 1.18% 11,271 0.81% 1,951 0.25% 30,387 0.88% June 30, 2015 9,681 1.82% 4,466 0.98% 2,838 1.18% 10,860 0.78% 1,942 0.25% 29,787 0.88% March 31, 2015 (2) 10,114 1.97% 4,225 0.95% 2,804 1.15% 10,425 0.77% 1,689 0.20% 29,257 0.86% (1) Net effective spread is a non-GAAP measure. For a reconciliation of GAAP net interest income to net effective spread, please refer to page 45 of the Appendix. (2) Beginning in f irst quarter 2015, Farmer Mac revised its methodology for interest expense allocation among the Farm & Ranch, USDA Guarantees, and Rural Utilities lines of business. As a result of this revision, a greater percentage of interest expense has been allocated to the longer term assets included w ithin the USDA Guarantees and Rural Utilities lines of business. Net Effective Spread (1)Institutional Credit Net Effective Spread by Business Segment Farm & Ranch USDA Guarantees Rural Utilities Corporate (1)

FARMER MAC Liquidity – Investment Portfolio Farmer Mac maintains an investment portfolio to provide back-up source of liquidity in excess of regulatory requirements • Minimum of 90 days of liquidity required by regulation $2.8 billion investment portfolio at March 31 • Cash and highly-rated investment securities • Conservative portfolio goals − Minimize exposure to market volatility − Preservation of capital − Ready access to cash • Provided 194 days of liquidity as of March 31, 2017 Farmer Mac also has $1.5 billion line of credit with U.S. Treasury • Supports Farmer Mac’s guarantee obligations • Farmer Mac has never used this line of credit Cash & Equiv. 11.2% Guar. by GSEs and U.S. Gov't Agencies 87.1% Corporate Debt Securities 0.4% Asset- Backed Securities 1.3% Liquidity Portfolio APPENDIX 47 AS OF MARCH 31, 2017

FARMER MAC Interest Rate Risk Match fund asset purchases with liabilities that have similar interest rate characteristics • Duration and convexity matching • Coupon type • Reset frequency Manage pre-payment risk on mortgages • Issue a portfolio of callable and bullet debt across spectrum of maturities to obtain the appropriate match • Can adjust effective asset and debt coupon and duration characteristics through the use of interest rate swaps or other derivatives Perform regular stress testing and disclose a variety of sensitivity measures • Duration Gap • Market Value of Equity (MVE) Sensitivity • Net Interest Income (NII) Sensitivity • Measure these sensitivities’ impact on various capital metrics APPENDIX 48

FARMER MAC Three Classes of Common Stock Number of Shares CLASS A VOTING COMMON STOCK • NYSE: AGM.A • Ownership restricted to non-Farm Credit System financial institutions 1.0 million CLASS B VOTING COMMON STOCK • Not publicly traded • Ownership restricted to Farm Credit System institutions 0.5 million CLASS C NON-VOTING COMMON STOCK • NYSE: AGM • No ownership restrictions 9.1 million APPENDIX 49

FARMER MAC Three Classes of Preferred Stock Number of Shares SERIES A NON-CUMULATIVE PREFERRED STOCK • NYSE: AGM.PR.A • Dividend Yield: 5.875%** • Option to redeem at any time on or after January 17, 2018 • Redemption Value: $25 per share 2.4 million SERIES B NON-CUMULATIVE PREFERRED STOCK • NYSE: AGM.PR.B • Dividend Yield: 6.875%** • Option to redeem at any time on or after April 17, 2019 • Redemption Value: $25 per share 3.0 million SERIES C FIXED-TO-FLOATING NON-CUMULATIVE PREFERRED STOCK • NYSE: AGM.PR.C • Dividend Yield: 6.000%** • Option to redeem at any time on or after July 18, 2024 • Redemption Value: $25 per share 3.0 million APPENDIX 50 **Par value annual dividend yield